DELAWARE GROUP® ADVISER FUNDS
Delaware Diversified Income Fund
Delaware Global Real Estate Opportunities Fund
Delaware U.S. Growth Fund

DELAWARE GROUP CASH RESERVE
Delaware Investments Ultrashort Fund

DELAWARE GROUP EQUITY FUNDS I
Delaware Mid Cap Value Fund

DELAWARE GROUP EQUITY FUNDS II
Delaware Value® Fund

DELAWARE GROUP EQUITY FUNDS IV
Delaware Healthcare Fund
Delaware Small Cap Growth Fund
Delaware Smid Cap Growth Fund

DELAWARE GROUP EQUITY FUNDS V
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund
Delaware Wealth Builder Fund

DELAWARE GROUP FOUNDATION FUNDS
Delaware Strategic Allocation Fund

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
Delaware Emerging Markets Fund
Delaware Global Value Fund
Delaware International Small Cap Fund
Delaware International Value Equity Fund

DELAWARE GROUP GOVERNMENT FUND
Delaware Strategic Income Fund
Delaware Emerging Markets Debt Corporate Fund (formerly, Delaware Emerging Markets Debt Fund)

DELAWARE GROUP INCOME FUNDS
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware Floating Rate Fund
Delaware High-Yield Opportunities Fund

DELAWARE GROUP STATE TAX-FREE INCOME TRUST
Delaware Tax-Free Pennsylvania Fund

DELAWARE GROUP TAX-FREE FUND
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

DELAWARE POOLED® TRUST
Delaware Global Listed Real Assets Fund (formerly, Delaware REIT Fund)

VOYAGEUR INSURED FUNDS

Delaware Tax-Free Arizona Fund

VOYAGEUR MUTUAL FUNDS
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund
Delaware Minnesota High-Yield Municipal Bond Fund

VOYAGEUR MUTUAL FUNDS II
Delaware Tax-Free Colorado Fund

VOYAGEUR MUTUAL FUNDS III
Delaware Select Growth Fund

VOYAGEUR TAX FREE FUNDS
Delaware Tax-Free Minnesota Fund

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware Tax-Free Minnesota Intermediate Fund

(each, a “Fund” and together, the “Funds”)

Supplement to each Fund’s Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)

For Delaware Floating Rate Fund, a series of Delaware Group Income Funds, only, effective May 1, 2020, the fifth paragraph in the section of the Prospectus entitled “How we manage the Fund – Our principal investment strategies” is hereby replaced with the following:
The Fund may invest in loan participations. These types of investments are also commonly known as bank loans. Bank loans are an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiror of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments, or represent trade or other claims owed by a company to a supplier. Some of the Fund’s investments in bank loans may also include a “floor.” Bank loans with floors generally ensure investors a minimum level of coupon payment, but the coupon rates for these types of securities may not adjust upward as quickly when rates rise since the coupon rate only adjusts when interest rates go higher than the applied floor.

Effective May 1, 2020, the following is added to each Prospectus within “How we manage the Fund(s) – The risks of investing in the Fund(s)”, to the extent it is not already included:

LIBOR risk
The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR, especially those that do not have fallback provisions.

How the Funds strives to manage it: Due to uncertainty regarding the future use of LIBOR, the potential impact of the abandonment of LIBOR on the Funds or the financial instruments in which the Funds invest cannot yet be determined.  However, the Funds try to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Funds and the financial instruments in which the Funds invest in order to minimize any potential impact on the Funds.  In addition, the Funds typically invest in a number of different securities in a variety of sectors in order to minimize the impact to the Funds of any legislative or regulatory development affecting particular countries, issuers, or market sectors.
For Delaware Emerging Markets Fund and Delaware International Small Cap Fund only, effective May 1, 2020, the following replaces the section of the Prospectus entitled ”How we manage the Funds – The securities in which the Funds typically invest – Foreign securities”:

Foreign securities
Foreign securities are securities of issuers which are classified by index providers, or by the investment manager applying internally consistent guidelines, as being assigned to countries outside the United States. Investments in foreign securities include investments in American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs). ADRs are receipts issued by a depositary (usually a US bank) and EDRs and GDRs are receipts issued by a depositary outside of the US (usually a non-US bank or trust company or a foreign branch of a US bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or US issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security. “N Shares” are shares of companies controlled by Mainland Chinese entities, companies or individuals. It must be incorporated outside the People’s Republic of China (PRC) and traded on the New York Stock Exchange (NYSE), the NASDAQ exchange, or the NYSE MKT with a majority of its revenue or assets derived from PRC. “China A shares” are shares of companies based in Mainland China that trade in Renminbi only on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.  “Bond Connect” allows foreign investors to invest in China Interbank bonds traded on the China Interbank Bond Market. Investing in Chinese securities presents various risks including relatively volatile local markets, a volatile currency, potentially lower liquidity and greater government intervention.
How the Funds use them: Each Fund may invest in foreign securities directly or indirectly through ADRs, EDRs, and GDRs. Delaware Emerging Markets Fund may invest in N Shares. Each Fund may also invest in China A shares and China Interbank bonds through Bond Connect.
Determinations to purchase depositary receipts will be based on relevant factor(s) in the portfolio managers’ sole discretion.
Effective May 4, 2020, the following changes are made to each Fund’s respective Prospectus and SAI:

1.
The section of the Prospectus entitled “About your account – How to buy shares – Through the Delaware Funds by Macquarie Service Center – Limitations on exchanges” and all related cross references are hereby deleted in their entirety.

2.	The section of the Prospectus entitled “About your account – Investor services – Exchange of shares” is hereby replaced with the following:

Exchange of shares
You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. In certain other circumstances, you may also be permitted to exchange your shares for shares of a different class of a Fund, but such exchange may be subject to a sales charge for the new shares. (Please refer to the SAI for more details.) You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

3.	The section of the SAI entitled “Purchasing Shares – Special Purchase Features – Class A shares – Letter of Intent” is hereby deleted and replaced with the following:
Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Funds will no longer accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end charges otherwise applicable. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Funds and of any class of any of the other Delaware Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor’s obligation under a letter of intent, Class C shares of the Funds and the corresponding classes of shares of other Delaware Funds that offer such shares may be aggregated with Class A shares of the Funds. Your financial intermediary may have different procedures for administering this feature.

4.	The section of the SAI entitled “Purchasing Shares – Special Purchase Features – Class A shares – Combined Purchases Privilege” is hereby deleted and replaced with the following:

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. Your financial intermediary may have different procedures for administering this feature.
The privilege also extends to all purchases made at one time by any of the following:
• an individual

• an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

• a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

• a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into a letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let the Funds know that you are eligible for a waiver or reduction, you may not receive a reduction to the front-end sales charges to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

5.	The first paragraph of the section of the SAI entitled “Investment Plans – Reinvestment of Dividends in other Delaware Funds” is hereby deleted and replaced with the following:
Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may be able to automatically reinvest dividends and/or distributions in any of the other Delaware Funds, including the Funds, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

6.	The section of the SAI entitled “Investment Plans – Investing by Exchange” is hereby deleted and replaced with the following:
Investing by Exchange
If you have an investment in another Delaware Fund, you may be able to exchange part or all of your investment into shares of the Funds. If you wish to open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Funds’ Prospectuses. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

7.	The section entitled “Redemption and Exchange – Limitations on Exchanges” and all related cross references are hereby deleted from each Fund’s SAI.

8.	The following replaces the first two paragraphs in the section of the SAI entitled “Investment Plans – Systematic Exchange Option”:
Systematic Exchange Option
Shareholders can use the systematic exchange option to invest in the Funds through regular liquidations of shares in their accounts in other Delaware Funds. Shareholders may elect to invest in one or more of the other Delaware Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.
Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Funds, subject to the conditions and limitations set forth in the Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.
__

Effective May 4, 2020, the first paragraph of the section in the SAI entitled “Redemption and Exchange – Written Redemption” is hereby deleted and replaced with the following:

You can write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a Medallion Signature Guarantee for each owner. A Medallion Signature Guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

__

Effective May 1, 2020, the following replaces the Prospectus section entitled “Broker-defined sales charge waiver policies”:

Broker-defined sales charge waiver policies

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

CDSC waivers on Class C shares

—Death or disability of the shareholder
—Shares sold as part of a systematic withdrawal plan as described in this Prospectus
—Return of excess contributions from an IRA Account
—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
—Shares sold to pay certain brokerage fees initiated by the broker
—Shares acquired through a right of reinstatement
—Shares held in retirement accounts, that are exchanged for a lower cost share class due to transfer to certain other types of accounts or platforms where the financial intermediary has entered into an agreement with the Distributor (or its affiliates)

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

—Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
—Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
—Shares purchased through a Merrill Lynch affiliated investment advisory program
—Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
—Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
—Shares of Delaware Funds purchased through the Merrill Edge Self-Directed platform (if applicable)
—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within Delaware Funds)
—Shares exchanged from Class C (that is, level-load) shares of the same Fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
—Employees and registered representatives of Merrill Lynch or its affiliates and their family members
—Trustees of the Trust and employees of the Manager or any of its affiliates, as described in this Prospectus
—Eligible shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (that is, systematic purchases and withdrawals) and purchase made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC waivers on Class A and C shares available at Merrill Lynch

—Death or disability of the shareholder
—Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
—Return of excess contributions from an IRA Account
—Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
—Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
—Shares acquired through a right of reinstatement
—Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms
—Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

—Breakpoints as described in this Prospectus.
—Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of Delaware Fund assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Delaware Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
—Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

—Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
—Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
—Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund
—Shares purchased through a Morgan Stanley self-directed brokerage account
—Class C (that is, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
—Shares purchased from the proceeds of redemptions within Delaware Funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI:

—Employer-sponsored retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
—Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
—Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within Delaware Funds).
—Shares exchanged from Class C shares of the same Fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
—Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

—Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
—Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (that is, Rights of Reinstatement).

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

—Shares purchased in an investment advisory program.
—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Delaware Funds).
—Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
—Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
—A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Class A and C shares available at Raymond James
—Death or disability of the shareholder.
—Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
—Return of excess contributions from an IRA Account.
—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus.
—Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
—Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation
—Breakpoints as described in this Prospectus.
—Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Raymond James. Eligible Delaware Funds assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co. (“Edward Jones”):

Sales Waivers and Reductions in Sales Charges

Effective on or after May 1, 2020, shareholders purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Delaware Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

Rights of Accumulation (ROA)

—The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Delaware Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Delaware Funds assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

—ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

—Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Delaware Funds assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales Charge Waivers:

Sales charges are waived for the following shareholders and in the following situations:

—Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing.
—Shares purchased in an Edward Jones fee-based program.
—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
—Shares purchased from the proceeds of redeemed shares of the same Delaware Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
—Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
—Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waivers:

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

—The death or disability of the shareholder
—Systematic withdrawals with up to 10% per year of the account value
—Return of excess contributions from an Individual Retirement Account (IRA)
—Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
—Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
—Shares exchanged in an Edward Jones fee-based program
—Shares acquired through NAV reinstatement

Other Important Information

Minimum Purchase Amounts
—$250 initial purchase minimum
—$50 subsequent purchase minimum

Minimum Balances
—Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
—A fee-based account held on an Edward Jones platform
—A 529 account held on an Edward Jones platform
—An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
—At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares.

Janney Montgomery Scott, LLC (“Janney”):

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

—Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
—Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
—Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
—Shares acquired through a right of reinstatement.
—Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

—Shares sold upon the death or disability of the shareholder.
—Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
—Shares purchased in connection with a return of excess contributions from an IRA account.
—Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
—Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
—Shares acquired through a right of reinstatement.
—Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

—Breakpoints as described in the Fund’s Prospectus
—Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
—Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

—Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
—Shares purchased by or through a 529 Plan
—Shares purchased through a OPCO affiliated investment advisory program

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds)
—Shares purchased from the proceeds of redemptions within the same Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
—A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
—Employees and registered representatives of OPCO or its affiliates and their family members
—Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A, B and C Shares available at OPCO

—Death or disability of the shareholder
—Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
—Return of excess contributions from an IRA Account
—Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
—Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
—Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

—Breakpoints as described in this prospectus.
—Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at OPCO. Eligible Delaware Funds assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Incorporated (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares Available at Baird

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
—Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
—Shares purchase from the proceeds of redemptions from another Delaware Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
—A shareholder in the Funds Class C shares will have their share converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
—Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares Available at Baird

—Shares sold due to death or disability of the shareholder
—Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
—Shares bought due to returns of excess contributions from an IRA Account
—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
—Shares sold to pay Baird fees but only if the transaction is initiated by Baird
—Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

—Breakpoints as described in this prospectus
—Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Baird. Eligible Delaware Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
—Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Delaware Funds through Baird, over a 13-month period of time.

For Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund only, effective May 1, 2020, the following replaces the section of the SAI entitled ” Investment Strategies and Risks – Foreign Investments – China A-shares”:

China A-shares and Bond Connect. The Funds may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. The Funds may also invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect program (“Bond Connect”). Bond Connect enables foreign investors to access the CIBM – which represents over 85% of Chinese onshore bonds – with greater ease by establishing a trading and settlement link between the mainland and established Hong Kong financial infrastructure institutions.  Investing in Chinese securities presents various risks including relatively volatile local markets, a volatile currency, potentially lower liquidity and greater government intervention. Persons investing through Stock Connect or Bond Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact a Fund’s rights with respect to the securities. As Stock Connect is and Bond Connect are relatively new, there are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and a Fund may experience delays in transacting via Stock Connect.  Purchases of bonds via Bond Connect will require pre-funding and there is settlement risk due to the limited capability to cancel trades.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 1, 2020.